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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 18, 2005


                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             Delaware                  333-120916              30-0183252
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   (STATE OR OTHER JURISDICTION       (COMMISSION          (I.R.S. EMPLOYER
         OF INCORPORATION)            FILE NUMBER)        IDENTIFICATION NO.)

383 Madison Avenue
New York, New York                                                 10179
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  (ADDRESS OF PRINCIPAL EXECUTIVE                                (ZIP CODE)
             OFFICES)

Registrant's telephone number, including area code, is (212) 272-2000





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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.        Other Events.
                  ------------

         On or about February 28, 2005, the Registrant will cause the issuance and sale of Bear Stearns ARM Trust 2005-2 Mortgage-Backed Notes, Series 2005-2 (the "Notes") pursuant to an Indenture dated as of February 28, 2005, among Bear Stearns ARM Trust 2005-2, a Delaware statutory trust, as issuer, U.S. Bank National Association, as indenture trustee and Wells Fargo Bank, N.A. as master servicer and securities administrator.

         In connection with the sale of the Notes, the Registrant has been advised by Bear Stearns & Co. Inc. (Bear Stearns), that Bear Stearns has furnished to prospective investors certain information attached hereto as
Exhibit 99.1 that may be considered "MBS collateral term sheets" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) (the "Computational Materials") with respect to the Notes following the effective date of Registration Statement No. 333-120916 which Collateral Term Sheets are being filed as exhibits to this report.

         The Collateral Term Sheets have been provided by Bear Stearns. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

         The Collateral Term Sheets were prepared by Bear Stearns at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Notes (the "Mortgage Loans") may differ from the assumptions used in the Collateral Term Sheets, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.



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Item 9.01.    Financial Statements, PRO FORMA Financial Information and Exhibits

              (a)  Financial Statements.

              Not applicable.

              (b)  PRO FORMA Financial Information.

              Not applicable.

              (c)  Exhibits


                        ITEM 601(a) OF
                        REGULATION S-K
      EXHIBIT NO.         EXHIBIT NO.        DESCRIPTION
      -----------         -----------        ------------
           1                 99.1            Collateral Term Sheets --
                                             Collateral Term Sheets (as defined
                                             in Item 5) that have been provided
                                             by the Underwriter to certain
                                             prospective purchasers of Bear
                                             Stearns ARM Trust 2005-2
                                             Mortgage-Backed Notes, Series
                                             2005-2 (filed in paper pursuant to
                                             the automatic SEC exemption
                                             pursuant to Release 33-7427, August
                                             7, 1997)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                               STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                               By: /S/ Baron Silverstein
                                  ---------------------------------------
                               Name:    Baron Silverstein
                               Title:   Vice President


Dated: February 18, 2005


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                                  EXHIBIT INDEX


                    ITEM 601(a) OF       SEQUENTIALLY
                    REGULATION S-K         NUMBERED
EXHIBIT NUMBER       EXHIBIT NO.          DESCRIPTION               PAGE
--------------       -----------          -----------               ----
       1                 99.1       Collateral Term Sheets     Filed Manually